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                                                                   EXHIBIT 23.02



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 19, 2002, in the Registration Statement (Form S-1) and related Prospectus of VistaCare, Inc. for the registration of shares of its common stock.



                                                  /s/ ERNST & YOUNG LLP
                                          --------------------------------------

Phoenix, Arizona
August 9, 2002